Amortized Cost and Estimated Fair Value of Securities Available for Sale by Contractual Maturity (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortized Cost
Due in one year or less	$ 5,998	$ 2,499
Due from one year to five years	51,952	49,559
Due from five to ten years	21,900	25,832
Thereafter	33,350	32,252
Total	113,200	110,142
Residential mortgage-backed securities guaranteed by FNMA, GNMA, FHLMC and SBA	504	635
Total	113,704	110,777	91,829	51,745
Fair Value
Due in one year or less	6,054	2,526
Due from one year to five years	51,333	49,960
Due from five to ten years	21,652	26,231
Thereafter	31,358	33,958
Total	110,397	112,675
Residential mortgage-backed securities guaranteed by FNMA, GNMA, FHLMC and SBA	535	680
Fair Value	$ 110,932	$ 113,355	$ 93,991	$ 52,611